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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    October 1, 1998
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                            NOBLE INTERNATIONAL, LTD.
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             (Exact name of registrant as specified in its charter)


        Michigan                       001-13581                38-3139487
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


    33 Bloomfield Hills Parkway, Suite 155, Bloomfield Hills, Michigan 48304
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 433-3093
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Centrifugal Coaters, Inc.

        On October 1, 1998, Noble International, Ltd. (the "Company") consummated the acquisition, through its wholly-owned subsidiary Noble Canada Holdings II, Ltd., a Nova Scotia corporation ("NCH"), and NCH's wholly-owned subsidiary Noble Canada II, Inc., an Ontario corporation ("Noble Canada"), of all of the outstanding capital stock of Centrifugal Coaters, Inc., an Ontario corporation ("CCI"). The selling shareholders of CCI included Wrayter Investments, Inc., an entity controlled by Fraser Wray, the president and chief executive officer of Tiercon Holdings, Inc., which was acquired by the Company in July 1998. Prior to its acquisition by the Company, Tiercon Holdings, Inc. was a wholly-owned subsidiary of Wrayter Investments, Inc.

        The aggregate consideration paid for the acquisition of CCI (the "CCI Acquisition") consisted of $881,661 in cash and 57,938 shares of Noble Canada's Class C Exchangeable Non-Voting Preferred Shares, which are exchangeable for 57,938 shares of the Company's common stock, no par value ("Common Stock"). The cash portion of the CCI Acquisition purchase price was funded by the Company's existing revolving line of credit facility with Comerica Bank.

        The Company intends to continue CCI's historic line of business as a Tier II supplier of a broad range of value-added services to the automotive industry. The majority of CCI's coating programs are plastic parts for exterior use such as door handles, mirror housings, rocker panels, body moldings, grills and spoilers. CCI currently operates four facilities located in Oakville, Ontario, Canada. In addition, CCI has broken ground on a new approximately 150,000 square foot, state-of-the-art coating facility strategically located adjacent to Tiercon Plastics, a plastic injection molding company acquired by the Company in July 1998 as part of the acquisition of Tiercon Holdings, Inc. CCI's paint lines have the flexibility to adapt to new substrates and finishes as they are developed. Each paint line is designed with unique features to accommodate specific products, including custom conveyors, robots and racking systems. CCI currently employs approximately 150 people.

        H&H Steel Processing Company, Inc.

        Also on October 1, 1998, the Company completed the acquisition, through it wholly-owned subsidiary Utilase Blank Welding Technologies, Inc., a Michigan corporation ("UBWT"), of substantially all of the assets and the assumption of certain specified liabilities of H&H Steel Processing Company, Inc., an Ohio corporation ("H&H"), from Terry Hill and Robert G. Kreiling, the shareholders of H&H. Concurrently with the October 1, 1998 closing of the acquisition of the assets of H&H (the "H&H Acquisition"), UBWT changed its name to H&H Steel Processing, Inc. ("HHSP").

        The purchase price for the H&H Acquisition consisted of: (i) $11,079,591.52 in cash; (ii) plus an amount equal to expenditures by H&H for property plant and equipment at its North Vernon, Indiana plant between July 31, 1998 and October 1, 1998 (to be determined by reference to a closing balance sheet prepared within 60 days of the closing, but estimated to be


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approximately $669,494.80); (iii) plus $1,500,000 in cash representing H&H's actual cash expenditure for the purchase of a 50% partnership interest in Precision Blanking Limited (which resulted in H&H holding 100% of the partnership, the assets of which included $1,150,000 in cash at October 1,
1998); and (iv) the assumption of certain specified liabilities aggregating approximately $2,900,000 million. In addition, HHSP will pay to H&H a performance premium based upon annual sales for fiscal years 1999 through 2003 equal to a minimum of $500,000 (payable at the rate of $100,000 per annum) and an aggregate maximum of $2,000,000. The cash portion of the H&H Acquisition purchase price was funded by the Company's existing revolving line of credit facility with Comerica Bank.

        The Company intends to continue H&H's historic line of business as a flat rolled steel processor capable of blanking, slitting, shearing, and warehousing material to exacting specifications. H&H's proprietary "light" die technology, which was acquired by the Company as part of the H&H Acquisition, provides a substantial competitive advantages by saving customers both time and money. The H&H Acquisition included five processing facilities in Indiana and Ohio aggregating over 400,000 square feet and housing 11 blanking lines, five slitting lines, and one cut to length line. In connection with the H&H Acquisition, the Company hired 165 persons who had been employed by H&H.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial statements of businesses acquired.

        The financial statements required by Rule 3-05 of Regulation S-X in connection with both the CCI Acquisition and the H&H Acquisition will be provided by an amendment to this report filed on or before December 15, 1998.

        (b) Pro forma financial information.

        The pro forma financial information required by Rule 11-01 of Regulation S-X with regard to both the CCI Acquisition and the H&H Acquisition will be provided by an amendment to this report filed on or before December 15, 1998.

        (c) Exhibits.

            2.1 Stock Purchase Agreement among Noble International, Ltd., Noble Canada II, Inc., Centrifugal Coaters, Inc., Wrayter Investments, Inc., Roynat, Inc., Crosbie & Company, Inc., First Ontario Labour Sponsored Investment Fund, Ltd., 659730 Ontario, Inc. and Robert J. Blake, Jr. dated September 8, 1998.

            2.2 Share Exchange Agreement among Noble International, Ltd., Noble Canada Holdings II, Limited, Noble Canada II, Inc., Wrayter Investments, Inc. and Robert Blake, Jr. dated October 1, 1998.

            2.3 First Amendment to Registration Rights Agreement among Noble International, Ltd., Wrayter Investments, Inc. and Robert Blake, Jr. dated October 1, 1998.

            2.4 Asset Purchase Agreement by and among Noble International, Ltd., Utilase Blank Welding Technologies, Inc., H&H Steel Processing Company, Inc., Terry Hill and Robert G. Kreiling dated September 30, 1998.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NOBLE INTERNATIONAL, LTD.,
                                          A Michigan Corporation
                                          (Registrant)


Date: October 16, 1998                    By: /s/ MICHAEL C. AZAR
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                                               Michael C. Azar,
                                               Secretary and General Counsel



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                                 EXHIBIT INDEX
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EXHIBIT
NUMBER         DESCRIPTION
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 2.1           Stock Purchase Agreement among Noble International, Ltd., Noble
               Canada II, Inc., Centrifugal Coaters, Inc., Wrayter Investments,
               Inc., Roynat, Inc., Crosbie & Company, Inc., First Ontario Labour
               Sponsored Investment Fund, Ltd., 659730 Ontario, Inc. and Robert
               J. Blake, Jr. dated September 8, 1998.

 2.2 Share Exchange Agreement among Noble International, Ltd., Noble Canada Holdings II, Limited, Noble Canada II, Inc., Wrayter Investments, Inc. and Robert Blake, Jr. dated October 1, 1998.

 2.3 First Amendment to Registration Rights Agreement among Noble International, Ltd., Wrayter Investments, Inc. and Robert Blake, Jr. dated October 1, 1998.

 2.4 Asset Purchase Agreement by and among Noble International, Ltd., Utilase Blank Welding Technologies, Inc., H&H Steel Processing Company, Inc., Terry Hill and Robert G. Kreiling dated September 30, 1998.